Exhibit 31.1

CERTIFICATION PURSUANT TO EXCHANGE ACT RULE 13a-14(a) OR 15d-14(a)

AS ADOPTED PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Gerard G. Law, certify that:

1. I have reviewed this Amendment No. 1 to the annual report on Form 10-K of The Real Good Food Company, Inc.; and

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this annual report.

Date: April 28, 2023

By:	/S/ Gerard G. Law
Gerard G. Law
Chief Executive Officer
(Principal Executive Officer)